Exhibit 99.1

EXECUTION VERSION

SECURITIES ACCOUNT CONTROL AGREEMENT

among

VOLKSWAGEN AUTO LOAN ENHANCED TRUST 2021-1,

as Issuer,

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,

in its capacity as Indenture Trustee

and

U.S. BANK NATIONAL ASSOCIATION,

as Intermediary

Dated as of August 1, 2022

VALET 2021-1

Securities Account Control Agreement

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SECURITIES ACCOUNT CONTROL AGREEMENT (this “Agreement”), dated as of August 1, 2022, among VOLKSWAGEN AUTO LOAN ENHANCED TRUST 2021-1, as Issuer (the “Issuer”), U.S. BANK NATIONAL ASSOCIATION, as Intermediary (the “Intermediary”) and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, in its capacity as Indenture Trustee (the “Secured Party”).

PREAMBLE

Pursuant to the Indenture, dated as of December 13, 2021, by and between the Issuer and the Secured Party, as Indenture Trustee (as amended or modified from time to time, the “Indenture”), the Issuer has granted to the Secured Party, for the benefit of the Noteholders, a first priority security interest in the Trust Accounts and all cash, investment property and other property from time to time credited thereto and all proceeds thereof (including investment earnings, net of losses and investment expenses, on amounts on deposit therein) (collectively, the “Trust Account Property”). The Trust Accounts currently existing under the Indenture are the Reserve Account, the Collection Account and the Principal Distribution Account, maintained and held at the Intermediary by the Issuer, subject to the first priority security interest of the Secured Party for the benefit of the Noteholders in the Trust Accounts granted by the Issuer to the Secured Party to secure payment of the Notes.

The parties hereto are entering into this Agreement to perfect the Secured Party’s security interest in the Trust Accounts by “control,” within the meaning of Articles 8 and 9 of the Uniform Commercial Code as in effect in the State of New York (the “UCC”).

ARTICLE I

DEFINITIONS

Section 1.1 Defined Terms. Except as otherwise specified herein or if the context may otherwise require, capitalized terms used but not otherwise defined herein have the meanings ascribed thereto in the Sale and Servicing Agreement, dated as of December 13, 2021 (as amended or modified from time to time, the “Sale and Servicing Agreement”), by and among Volkswagen Auto Lease/Loan Underwritten Funding, LLC, as seller, VW Credit, Inc., as servicer, the Issuer and the Indenture Trustee.

ARTICLE II

ACCOUNTS

Section 2.1 Trust Accounts.

(a) The Intermediary represents and warrants to each of the Secured Party and the Issuer that the Intermediary does not know of any claim to or interest in the Trust Accounts, except the first priority security interest of the Secured Party in the Trust Accounts for the benefit of the Noteholders and the other claims and interests of the parties referred to in this Agreement. The Intermediary does not have and shall not have in the future, any security interest, lien or right of setoff on or against the Trust Accounts.

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Securities Account Control Agreement

(b) The Intermediary, the Issuer and the Secured Party agree that the Intermediary is the securities intermediary and the Issuer is the entitlement holder as to each Trust Account subject to the first priority security interest of the Secured Party.

(c) The Intermediary, the Issuer and the Secured Party agree that all property credited to the Trust Accounts shall be treated as “financial assets” under Article 8 of the UCC.

(d) The Intermediary shall not accept any “entitlement order,” within the meaning of Section 8-102(a)(8) of the UCC, or other instruction regarding the Trust Accounts except from the Secured Party and, subject to Section 3.1(b), the Issuer.

(e) The Intermediary, the Issuer and the Secured Party agree that, with respect to the Trust Accounts, the jurisdiction of the Intermediary for purposes of Articles 8 and 9 of the UCC shall be the State of New York.

(f) The Intermediary shall at all times be a “participant” (as such term is defined in the Federal Book-Entry Regulations) in the Federal Reserve System.

ARTICLE III

RIGHTS OF THE SECURED PARTY

Section 3.1 Control of Trust Accounts by Secured Party.

(a) Subject to Section 3.1(b), the Intermediary shall comply with any entitlement order originated by the Secured Party or the Issuer. The Intermediary, the Issuer and the Secured Party agree that the Intermediary shall comply with any entitlement order originated by the Secured Party without further consent of the Issuer.

(b) If the Secured Party notifies the Intermediary that the Secured Party will exercise exclusive control over the Trust Accounts (a “notice of exclusive control”), then the Intermediary shall not comply with any contrary or otherwise inconsistent instructions or other directions concerning the Trust Accounts originated by the Issuer unless and until such notice of exclusive control is withdrawn by the Secured Party. The Secured Party shall only give such notice of exclusive control upon the occurrence and during the continuance of an Event of Default and the acceleration of the payment of principal and interest on the Notes in accordance with the Indenture (without the related declaration of acceleration and its consequences having been rescinded or annulled), after expiration of the related period specified in Article V of the Indenture limiting actions in respect of such Event of Default.

Section 3.2 No Control by Issuer or Third Parties Concerning Trust Accounts. The Intermediary shall not comply with any instructions of the Issuer (except to the extent permitted under Section 3.1(b)) concerning the Trust Accounts (including any order that is originated by the Issuer and that would require the Intermediary to make a free delivery of Trust Accounts to the Issuer or any other person). Additionally, the Intermediary shall not agree with any third party (other than the Secured Party) that the Intermediary will comply with orders originated by such third party concerning the Trust Accounts.

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Section 3.3 Perfection of Security Interests in Trust Accounts. It is intended that the first priority security interest of the Secured Party in the Trust Accounts be perfected by control of the Trust Accounts under Sections 8-106(d)(2), 9-106(a) and 9-314(a) of the UCC. In addition, it is intended for purposes of Articles 8 and 9 of the UCC that (i) the Issuer be deemed to be the related “entitlement holder”, (ii) the Intermediary be deemed to be the related “securities intermediary”, (iii) all such property held by the Intermediary in the Trust Accounts and all rights of the Issuer against the Intermediary arising out of such property, including any free credit balances, be deemed to be “financial assets”, and (iv) the Secured Party be deemed to have “control” of such Trust Accounts under Section 8-106(d)(2) of the UCC with respect to the first priority security interest therein granted to the Secured Party pursuant to the Indenture. With respect to any proceeds of the Trust Account Property that constitute a Deposit Account, it is intended for purposes of Article 9 of the UCC that (i) the Intermediary is the bank with which the Deposit Account is maintained and the Issuer is the bank’s customer with respect to the Deposit Account, and (ii) the Issuer, the Secured Party and the Intermediary agree that the Intermediary will comply with instructions originated by the Secured Party directing disposition of funds in the Deposit Accounts without further consent of the Issuer.

Section 3.4 Notices of Adverse Claims. The Intermediary shall promptly notify the Secured Party and the Issuer if any other person claims that it has a property interest in the Trust Accounts or that it is a violation of such person’s rights for anyone else to hold, transfer or deal with the Trust Accounts.

ARTICLE IV

RIGHTS AND RESPONSIBILITIES OF INTERMEDIARY

Section 4.1 Limited Obligations. This Agreement does not create any obligation of the Intermediary except for those expressly set forth in this Agreement. The Intermediary may conclusively rely and shall be fully protected in acting or refraining from acting upon notices and communications it believes to be genuine and given by the appropriate party. Except for permitting a withdrawal, delivery or payment in violation of Article III, the Intermediary shall not be liable to the Secured Party or the Issuer for any error of judgment made in good faith and in accordance with this Agreement, nor shall it otherwise be liable under this Agreement except as a result of its own willful misconduct, bad faith or negligence.

ARTICLE V

MISCELLANEOUS

Section 5.1 Amendment and Other Modifications. This Agreement may be amended, supplemented or otherwise modified from time to time, and the observance of any term of this Agreement may be waived, by the parties hereto. Any such modification or waiver of this Agreement shall be in writing and shall be signed by all the parties hereto.

Section 5.2 Termination; Survival. This Agreement shall terminate upon satisfaction and discharge of the Indenture. However, Article IV shall survive termination of this Agreement.

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Section 5.3 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL, SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS OF LAW, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. The Issuer and the Intermediary agree that, to the extent any agreement covering the Trust Accounts is not currently governed by the law of the State of New York, such agreement is hereby amended so that the law of the State of New York governs the Trust Accounts, including, without limitation, all issues specified in Article 2(1) of the Hague Convention on the Law Applicable to Certain Rights in Respect of Securities held with an Intermediary (the “Hague Securities Convention”). The Issuer and the Intermediary agree that no such governing law provision may be amended or modified without the written consent of the Secured Party. To the extent that the Trust Accounts, or any agreements between the Intermediary and the Issuer with respect to the Trust Accounts, are at any time governed by laws other than the laws of the State of New York, the parties hereto do not consent to the new governing law for the purposes of Article 7 of the Hague Securities Convention.

Section 5.4 Submission to Jurisdiction; Waiver of Jury Trial. Each of the parties hereto hereby, irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought and maintained in such courts and waives any objection that it may now or hereafter have to the venue of such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address as set forth in Section 5.7;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e) to the extent permitted by applicable law, waives all right of trial by jury in any action, proceeding or counterclaim based on, or arising out of, under or in connection with this Agreement, any other Transaction Document, or any matter arising hereunder or thereunder.

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Section 5.5 Binding Agreement; Successors and Assigns. All covenants and agreements in this Agreement by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Secured Party or the Intermediary in this Agreement shall bind its successors, co-trustees and agents.

Section 5.6 Severability. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Section 5.7 Notices to Secured Party, Issuer and Intermediary. All demands, notices, communications and instructions upon or to the Issuer, the Secured Party or the Intermediary under this Agreement shall be in writing, personally delivered, mailed by certified mail, return receipt requested, or delivered by facsimile or electronically by email (if an email address is provided), and shall be deemed to have been duly given upon receipt (a) in the case of the Issuer, to Volkswagen Auto Loan Enhanced Trust 2021-1, c/o Citibank, N.A., 388 Greenwich St., New York, New York 10013, Attention: Agency & Trust – VALET 2021-1, with a copy to VW Credit, Inc., 2200 Woodland Pointe Avenue, Herndon, Virginia 20171 (facsimile no. (703) 364-7077), Attention: Treasurer; (b) in the case of the Secured Party, to U.S. Bank Trust Company, National Association, 190 South LaSalle Street, 7th Floor, Chicago, IL 60603 (facsimile no. (312) 332-7493) (email: Jose.Galarza@usbank.com), Attention: VALET 2021-1; and (c) in the case of the Intermediary, to U.S. Bank National Association, 190 South LaSalle Street, 7th Floor, Chicago, IL 60603 (facsimile no. (312) 332-7493) (email: Jose.Galarza@usbank.com), Attention: VALET 2021-1; or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

Section 5.8 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 5.9 Counterparts and Electronic Signature. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. Each party agrees that this Agreement and any other documents to be delivered in connection herewith may be digitally or electronically signed, and that any digital or electronic signatures (including pdf, facsimile or electronically imaged signatures provided by a digital signature provider as specified in writing to the Secured Party) appearing on this Agreement or such other documents shall have the same effect as manual signatures for the purpose of validity, enforceability and admissibility. Other than with respect to instances in which manual signatures are expressly required by this paragraph, each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any digital or electronic signature appearing on this Agreement or any other documents to be delivered in connection herewith and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof.

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Section 5.10 Concerning the Secured Party. To the extent that the rights, protections and immunities of the Secured Party are not explicitly stated herein, the Secured Party shall enjoy the same rights, protections and immunities afforded to it in the Indenture.

Section 5.11 Indemnification. The indemnification furnished to the Secured Party under Section 6.7 of the Indenture shall extend to and cover the exercise of its respective rights and the performance of its respective obligations under this Agreement. To the extent U.S. Bank National Association is acting as Intermediary, such indemnification furnished to the Secured Party under Section 6.7 of the Indenture shall also extend to and cover the exercise of the Intermediary’s rights and the performance of its obligations under this Agreement. This Section 5.11 shall survive the resignation or removal of the parties and the termination of this Agreement.

Section 5.12 Nonpetition Covenant. Each party hereto agrees that, prior to the date which is one year and one day after payment in full of all obligations of each Bankruptcy Remote Party in respect of all securities issued by any Bankruptcy Remote Party (i) such party shall not authorize any Bankruptcy Remote Party to commence a voluntary winding-up or other voluntary case or other Proceeding seeking liquidation, reorganization or other relief with respect to such Bankruptcy Remote Party or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official with respect to such Bankruptcy Remote Party or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other Proceeding commenced against such Bankruptcy Remote Party, or to make a general assignment for the benefit of, its creditors generally, any party hereto or any other creditor of such Bankruptcy Remote Party, and (ii) such party shall not commence or join with any other Person in commencing any Proceeding against such Bankruptcy Remote Party under any bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction. This Section shall survive the termination of this Agreement.

Section 5.13 Limited Recourse. Notwithstanding any other provision of this Agreement, the Notes or the Indenture, the obligations of the Issuer hereunder and thereunder are limited-recourse obligations of the Issuer. Such obligations are non-recourse to the Issuer, its assets and its property other than the Collateral, and are payable solely from the Collateral, subject to any prior security interests therein, and following realization of the Collateral, any claims of any party hereto under this Agreement, the Notes or the Indenture (other than the Issuer) shall be extinguished and shall not thereafter be reinstated. No recourse shall be had against any principal, director, officer, employee, beneficiary, shareholder, partner, member, trustee, agent or affiliate of the Issuer or any person owning, directly or indirectly, any legal or beneficial interest in the Issuer, or any successors or assigns of any of the foregoing (the “Exculpated Parties”) for the payment of any amounts payable hereunder or thereunder. No party hereto (other than the Issuer) shall enforce the liability and obligation of the Issuer to perform and observe the obligations contained in this Agreement, the Notes and the other Transaction Documents to which the Issuer is a party by any action or proceeding wherein a money judgment establishing any personal liability shall be sought against the Issuer, subject to the following sentence, or the Exculpated Parties. It is understood that the foregoing provisions of this Section 5.13 shall not (i) prevent recourse to the Collateral for the sums due or to become

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due under any security, instrument or agreement which is part of the Collateral, (ii) constitute a waiver, release or discharge of any indebtedness or obligation of the Issuer under the Notes, or secured by the Indenture, until the Collateral has been realized, whereupon any such outstanding indebtedness or obligation shall be extinguished, (iii) limit the right of any Person to name the Issuer as a party defendant in any action or suit or in the exercise of any other remedy under this Agreement and the other Transaction Documents, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against the Issuer, (iv) impair the right of any party hereto (other than the Issuer) to obtain the appointment of a receiver or (v) constitute a waiver of any right which any party hereto (other than the Issuer) may have under any applicable insolvency laws to file a claim for the full amount of the indebtedness or obligations secured by the Indenture or to require that the Collateral shall continue to secure all of the indebtedness or obligations owing to the Noteholders in accordance with the Notes and the Transaction Documents to which the Issuer is a party.

Section 5.14 Limitations on Liability of Intermediary.

(a) This Agreement shall not subject the Intermediary to any duty, obligation or liability except as is expressly set forth herein. In particular (without implied limitation), the Intermediary need not investigate whether the Secured Party is entitled under the Transaction Documents, or otherwise, to give any entitlement order or any other directions, instructions or other orders in any instance.

(b) The Intermediary shall be protected in acting or refraining from acting upon any written notice, certificate, instruction, request or other paper or document, as to the due execution thereof and the validity and effectiveness of the provisions thereof and as to the truth of any information therein contained, which the Intermediary in good faith believes to be genuine.

(c) The Intermediary may consult with and obtain advice from counsel, accountants or other experts of its own choice in the event of any dispute or question as to the construction of any provision hereof or otherwise in connection with its duties hereunder, and any action taken or omitted by the Intermediary in reasonable reliance upon such advice shall be full justification and protection to it. The Intermediary shall not be liable for any error of judgment or for any act done or step taken or omitted except in the case of its willful misconduct, bad faith or negligence.

(d) The Intermediary shall have no duties hereunder except those which are expressly set forth herein and in any modification or amendment hereof. For the avoidance of doubt, nothing herein shall impose or imply on the part of the Intermediary any duties of a fiduciary nature.

(e) The Intermediary may engage or be interested in any financial or other transactions with any party hereto and may act on, or as depositary, trustee or agent for, any committee or body of holders of obligations of such Persons as freely as if it were not the Intermediary hereunder.

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(f) The Intermediary shall not be obligated to take any action which in its reasonable judgment would cause it to incur any expense or liability not otherwise contemplated hereunder unless it has been furnished with an indemnity with respect thereto which is reasonably satisfactory to the Intermediary.

(g) The Intermediary may rely upon the contents of any notice, consent, instruction or other communication or document from the Secured Party, for the benefit of the Noteholders, the Issuer or the Servicer that the Intermediary believes in good faith to be genuine and from the proper Person, without any further duty of inquiry or independent investigation on its part.

(h) The Intermediary shall not be deemed to have notice or knowledge of any Event of Default or any other default under any other Transaction Document unless an Authorized Officer of the Intermediary has actual knowledge or Intermediary shall have received written notice thereof. In the absence of such actual knowledge or receipt of such notice, the Intermediary may conclusively assume that none of such events have occurred and the Intermediary shall not have any obligation or duty to determine whether any Event of Default or any other default under any other Transaction Document has occurred or is continuing.

(i) No provision of this Agreement or any other Transaction Document shall be construed to require the Intermediary to perform, supervise, monitor or accept any responsibility for the performance of, the obligations of the Issuer hereunder or under any other Transaction Document or any Person other than itself under any Transaction Document.

(j) The Intermediary shall not be liable for any delays in performance for causes beyond its reasonable control, including acts of declared or undeclared war (including acts of terrorism), public disorder, rebellion, sabotage, fire, flood, epidemic, pandemic, landslide, lightning, fire, hurricane, earthquake, flood, strike, restriction by civil or military authority in their sovereign or contractual capacities, transportation failure, loss or malfunctions of communications or computer (software and hardware) services, power line or other utility failures or interruptions, or inability to obtain labor.

(k) In no event shall the Intermediary be liable for any special, indirect, punitive or consequential damages (including lost profits).

Section 5.15 Limitation of Liability of Owner Trustee. Notwithstanding anything contained herein to the contrary, (a) this Agreement has been executed and delivered by Citibank, N.A., not in its individual capacity but solely as Owner Trustee (b) each of the representations, undertakings and agreements herein made on the part of the Owner Trustee and the Issuer is made and intended not as personal representations, undertakings and agreements by Citibank, N.A. but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Citibank, N.A., individually or personally, to perform any covenant either expressed or implied contained herein of the Owner Trustee or the Issuer, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) Citibank, N.A. has made no investigation as to the accuracy or completeness of any representations and warranties made by

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the Owner Trustee or the Issuer in this Agreement and (e) under no circumstances shall Citibank, N.A., be personally liable for the payment of any indebtedness or expenses of the Owner Trustee or the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Owner Trustee or the Issuer under this Agreement or any other related documents. For the purposes of this Agreement, in the performance of its duties or obligations hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

VOLKSWAGEN AUTO LOAN ENHANCED TRUST 2021-1, as Issuer

By:	Citibank, N.A., not in its individual capacity but solely as Owner Trustee

By:	/s/ Louis Piscitelli
Name:	Louis Piscitelli
Title:	Senior Trust Officer

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee, as Secured Party

By:	/s/ Jose A. Galarza
Name:	Jose A. Galarza
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as Intermediary

By:	/s/ Jose A. Galarza
Name:	Jose A. Galarza
Title:	Vice President

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